UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/06

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Annual Report
to Shareholders

DWS Large Cap Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Institutional Class shares and the 3-year, 5-year and 10-year periods for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Large Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	13.98%	10.44%	7.63%	8.51%
Class B	13.04%	9.55%	6.75%	7.58%
Class C	13.16%	9.62%	6.82%	7.58%
Russell 1000® Value Index+	20.28%	16.54%	10.89%	10.61%
S&P 500® Index++	14.23%	11.82%	6.08%	8.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Large Cap Value Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	14.45%	10.85%	8.07%	8.25%
Russell 1000 Value Index+	20.28%	16.54%	10.89%	8.00%
S&P 500 Index++	14.23%	11.82%	6.08%	1.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,743	$12,697	$13,615	$21,321
	Average annual total return	7.43%	8.29%	6.37%	7.87%
Class B	Growth of $10,000	$11,004	$12,947	$13,766	$20,767
	Average annual total return	10.04%	8.99%	6.60%	7.58%
Class C	Growth of $10,000	$11,316	$13,172	$13,907	$20,766
	Average annual total return	13.16%	9.62%	6.82%	7.58%
Russell 1000 Value Index+	Growth of $10,000	$12,028	$15,830	$16,764	$27,413
	Average annual total return	20.28%	16.54%	10.89%	10.61%
S&P 500 Index++	Growth of $10,000	$11,423	$13,980	$13,433	$21,698
	Average annual total return	14.23%	11.82%	6.08%	8.05%

The growth of $10,000 is cumulative.

Comparative Results as of 11/30/06
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,144,500	$1,362,000	$1,473,900	$1,674,000
	Average annual total return	14.45%	10.85%	8.07%	8.25%
Russell 1000 Value Index+	Growth of $1,000,000	$1,202,800	$1,583,000	$1,676,400	$1,648,900
	Average annual total return	20.28%	16.54%	10.89%	8.00%
S&P 500 Index++	Growth of $1,000,000	$1,142,300	$1,398,000	$1,343,300	$1,097,500
	Average annual total return	14.23%	11.82%	6.08%	1.44%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 24.40	$ 24.41	$ 24.40	$ 24.44
11/30/05	$ 22.87	$ 22.88	$ 22.86	$ 22.91
Distribution Information: Twelve Months: Income Dividends as of 11/30/06	$ .33	$ .14	$ .16	$ .42
Capital Gains as of 11/30/06	$ 1.15	$ 1.15	$ 1.15	$ 1.15
Class A Lipper Rankings — Large-Cap Value Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	392	of	495	80
3-Year	397	of	418	95
5-Year	139	of	295	47
10-Year	60	of	134	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/06
DWS Large Cap Value Fund	1-Year	Life of Class*
Class S	14.33%	9.45%
Russell 1000 Value Index+	20.28%	13.74%
S&P 500 Index++	14.23%	9.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/06	$ 24.40
11/30/05	$ 22.88
Distribution Information: Twelve Months: Income Dividends as of 11/30/06	$ .41
Capital Gains as of 11/30/06	$ 1.15
Class S Lipper Rankings — Large-Cap Value Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	381	of	495	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class S [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 11/30/06
DWS Large Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,433	$11,928
	Average annual total return	14.33%	9.45%
Russell 1000 Value Index+	Growth of $10,000	$12,028	$12,800
	Average annual total return	20.28%	13.74%
S&P 500 Index++	Growth of $10,000	$11,423	$11,980
	Average annual total return	14.23%	9.88%

The growth of $10,000 is cumulative.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,098.50	$ 1,093.70	$ 1,094.40	$ 1,099.90	$ 1,100.50
Expenses Paid per $1,000*	$ 5.37	$ 9.87	$ 9.08	$ 3.84	$ 3.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,019.95	$ 1,015.64	$ 1,016.39	$ 1,021.41	$ 1,021.86
Expenses Paid per $1,000*	$ 5.16	$ 9.50	$ 8.74	$ 3.70	$ 3.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.02%	1.88%	1.73%	.73%	.64%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Large Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

The following person will handle the day-to-day management of the fund through February 4, 2007.

David Hone, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

Prior to that, eight years of experience as an analyst for Chubb & Son.

Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity Income Fund Strategy: New York.

Joined the fund in 2007.

BA, Villanova University.

Effective February 5, 2007, the following individual will handle the day-to-day management of the fund.

Thomas Schuessler, PhD

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

US and Global Fund Management: Frankfurt.

Joined the fund in 2007.

PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

In the following interview, Lead Portfolio Manager Thomas F. Sassi* and Portfolio Manager Steve Scrudato* discuss the economy, the market environment and performance of DWS Large Cap Value Fund for the 12 months ended November 30, 2006.

* Thomas F. Sassi and Steve Scrudato managed the fund for the period of the report and through January 22, 2007. See "Portfolio Management Review" immediately preceding this page for information regarding the new portfolio management team.

Q: How would you describe the economic and market environment over the last year?

A: The US economy continues to perform reasonably well, with both business investment and consumer spending contributing to growth. Gross domestic product (GDP), which measures overall economic activity in the US, expanded at an annual rate above 5% in the first quarter, following a slow fourth quarter of 2005. In the last two quarters, growth has moderated to the 2% to 3% range, which is slightly below the long-term trend; weakness in housing and autos were the main sources of the slowdown.

Some moderation in the overall pace of economic activity was to be expected, as three years of above-trend growth had taken up the slack in labor and product markets, pushing core inflation slightly above the US Federal Reserve Board's (the Fed's) desired range. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend. We expect that any weakening will be modest, as we believe positive aspects of the economy, such as easing energy prices and benign financial conditions, will offset the negative effects of a weakening housing market. Consumer spending and business investment remain reasonably strong, and economic activity outside the US remains firm.

The market has exhibited considerable volatility, as investor perceptions and expectations have shifted rapidly with respect to the economy, energy, inflation, domestic politics, geopolitical events, corporate earnings, consumer spending and the Fed's policies and actions with regard to interest rates. The year began with an advance in the stock market, followed by a decline in early summer. A strong market beginning in July pushed several market averages to new highs.

The broad market, as measured by the Standard & Poor's 500® (S&P 500) Index, had a return of 14.23% for the 12-month period ended November 2006.1 Small-cap and mid-cap stocks performed better than large-cap issues: The Russell 2000® Index, which measures the return of small-cap stocks, had a return of 17.43%, compared with 14.15% for the Russell 1000® Index, which tracks large-cap stocks.2 The Russell Midcap™ Index, which measures the return of mid-cap stocks, had a return of 16.47%.3 Value stocks outperformed growth stocks in all capitalization categories.4

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

3 The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.9 billion.

4 The Russell Value and Growth Indexes are used to compare value and growth stocks in all capitalization categories. For large-cap stocks, the Russell 1000 Value and the Russell 1000 Growth Indexes are used. For mid-cap stocks the Russell Mid Cap Value and the Russell Mid Cap Growth indexes are used. For small-cap stocks, the Russell 2000 Value and the Russell 2000 Growth indexes are used. For all three pairs of indexes, all of which are unmanaged and capitalization-weighted, the value Indexes consist of those stocks with lower price-to-book ratios and lower forecasted growth values, while the growth indexes consist of those stocks with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

All 10 industry sectors within the S&P 500 Index and the Russell 1000 Value Index had positive performance.5 In both indices, the strongest sectors were energy and telecommunications, while the weakest was information technology.

5 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

6 The Lipper Large Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns assume reinvestment of all distributions. It is not possible to invest directly in an index or category.

Q: How did the fund perform during this period?

A: For the 12 months ended November 30, 2006, DWS Large Cap Value Fund (Class A shares) posted a return of 13.98%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) This return, though solidly in double digits, was below that of the S&P 500 Index, which had a return of 14.23%, and the Russell 1000 Value Index, which returned 20.28%. The significantly higher return of the Russell 1000 Value Index relative to the S&P 500 resulted in part from the inclusion in the Russell 1000 Value Index of a substantial proportion of mid-cap stocks, which outperformed large-cap stocks. The fund, consistent with its name and investment process, is a large-cap value portfolio and does not normally invest heavily in mid-cap stocks.

For the 12 months ended December 31, 2006, the average return of its Lipper peer group, the Large Cap Value Funds category, was 16.17%.6 The return of DWS Large Cap Value Fund placed it in the 80th percentile of its peer group.

Q: What strategies or decisions had the greatest effect on the fund's performance?

A: Stock selection in the consumer discretionary sector helped performance, as consumers continued to spend, in contrast to expectations that high energy prices and a weak housing market would dampen their spending habits. Holdings in this sector that performed especially well on better-than-expected earnings include retailers Target Corp. and TJX Companies, Inc., as well as NIKE, Inc.

Also positive was the fund's position in the financials sector. The Goldman Sachs Group, Inc. and Morgan Stanley performed well, benefiting from strong equity markets and considerable merger activity. Other contributors in this sector were JPMorgan Chase & Co., which is realizing the benefits of recent mergers, and Allstate Corp., which benefited from a milder hurricane season than anticipated. Allstate was sold after the stock price increased.

Other positives included Sonoco Products Co., which reported better-than-expected earnings and indicated an improved outlook for future earnings, and FPL Group, Inc., the fund's only utility holding.

Q: What were some of the negatives?

A: The fund's positioning in information technology detracted from performance, particularly an overweight in Intel Corp., which dropped on disappointing earnings and investor concerns regarding increased competition in semiconductors.7 Also negative was a position in Analog Devices, Inc., which was sold on fundamental concerns and in order to consolidate the fund's position in the market leaders in semiconductors.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Performance was also hurt by a significant overweight in BJ Services Co., an oil field service company whose stock price dropped along with the price of oil. Although stocks of service companies such as BJ Services tend to be more volatile than those of large integrated oil companies, we continue to own this stock in the fund's portfolio because we believe that growing demand for oil will benefit BJ Services and other drillers.

Another negative was a position in Masco Corp., which has been hurt by weakness in the housing market. We eliminated this position during the summer, following a disappointing earnings report.

Q: Do you have other comments for shareholders?

A: Despite the fund's strong return, we are disappointed that it was below the returns of the benchmarks. As we evaluate performance, we continually analyze the price-to-earnings ratios, growth rates and financial strength of the fund's holdings. Based on all these measures, the Large Cap Value portfolio is historically cheap and has very good prospects for growth. In general, holdings have low price/earnings ratios, above-average dividend yields, good earnings growth and strong balance sheets. We believe that the portfolio's characteristics provide a good risk/reward profile with potential for performance relative to peers and benchmarks.

There are many reasons to believe large-cap value stocks will begin leading the market in the months ahead, following a long period of outperformance by small-cap and mid-cap stocks, especially those of lower quality than we consider appropriate for this portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

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Portfolio Summary

Asset Allocation	11/30/06	11/30/05

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/06	11/30/05

Financials	30%	26%
Energy	19%	16%
Information Technology	10%	20%
Industrials	9%	10%
Consumer Discretionary	9%	7%
Health Care	8%	7%
Consumer Staples	5%	5%
Materials	5%	3%
Telecommunication Services	4%	3%
Utilities	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2006 (27.9% of Net Assets)
1. Citigroup, Inc. Provider of diversified financial services	3.6%
2. Bank of America Corp. Provider of commercial banking services	3.5%
3. Wachovia Corp. Provider of financial services	2.9%
4. JPMorgan Chase & Co. Provider of global financial services	2.9%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.9%
6. ConocoPhillips Producer of petroleum and other natural gases	2.8%
7. American International Group, Inc. Provider of insurance services	2.7%
8. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.3%
9. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.2%
10. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 8.6%
Media 0.1%
Idearc, Inc.*	43,575	1,200,055
Multiline Retail 2.6%
Federated Department Stores, Inc.	684,000	28,789,560
Target Corp.	367,300	21,336,457
		50,126,017
Specialty Retail 4.8%
Best Buy Co., Inc.	376,800	20,712,696
Lowe's Companies, Inc.	921,000	27,777,360
Staples, Inc.	967,000	24,629,490
TJX Companies, Inc.	746,200	20,460,804
		93,580,350
Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc. "B"	207,600	20,542,020
Consumer Staples 4.6%
Beverages 1.6%
Coca-Cola Co.	666,200	31,198,146
Food Products 1.2%
General Mills, Inc.	407,275	22,787,036
Household Products 1.8%
Colgate-Palmolive Co.	531,400	34,567,570
Energy 18.8%
Energy Equipment & Services 6.8%
Baker Hughes, Inc.	398,500	29,261,855
BJ Services Co.	1,123,900	37,954,103
ENSCO International, Inc.	619,600	32,132,456
Schlumberger Ltd.	454,300	31,110,464
		130,458,878
Oil, Gas & Consumable Fuels 12.0%
Anadarko Petroleum Corp.	592,300	29,235,928
Apache Corp.	144,200	10,083,906
Chevron Corp.	588,000	42,524,160
ConocoPhillips	806,800	54,297,640
Devon Energy Corp.	409,100	30,015,667
ExxonMobil Corp.	717,530	55,113,479
Marathon Oil Corp.	110,100	10,391,238
		231,662,018
Financials 29.5%
Capital Markets 3.3%
Lehman Brothers Holdings, Inc.	268,800	19,802,496
Morgan Stanley	335,400	25,544,064
The Goldman Sachs Group, Inc.	97,900	19,070,920
		64,417,480
Commercial Banks 10.2%
National City Corp.	1,001,000	36,136,100
Regions Financial Corp.	597,490	21,898,015
SunTrust Banks, Inc.	150,500	12,288,325
US Bancorp.	983,600	33,088,304
Wachovia Corp.	1,034,700	56,070,393
Wells Fargo & Co.	1,040,900	36,681,316
		196,162,453
Diversified Financial Services 10.0%
Bank of America Corp.	1,254,020	67,528,977
Citigroup, Inc.	1,406,530	69,749,823
JPMorgan Chase & Co.	1,198,060	55,446,217
		192,725,017
Insurance 4.8%
Aflac, Inc.	429,100	18,940,474
American International Group, Inc.	726,900	51,115,608
Hartford Financial Services Group, Inc.	251,900	21,602,944
		91,659,026
Thrifts & Mortgage Finance 1.2%
Washington Mutual, Inc.	543,300	23,731,344
Health Care 7.6%
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	827,400	37,017,876
Pharmaceuticals 5.7%
Abbott Laboratories	519,600	24,244,536
Johnson & Johnson	435,500	28,703,805
Pfizer, Inc.	1,233,600	33,911,664
Wyeth	455,400	21,986,712
		108,846,717
Industrials 9.0%
Aerospace & Defense 3.1%
Honeywell International, Inc.	422,800	18,171,944
L-3 Communications Holdings, Inc.	261,500	21,508,375
United Technologies Corp.	306,500	19,778,445
		59,458,764
Industrial Conglomerates 1.0%
General Electric Co.	552,000	19,474,560
Machinery 3.7%
Dover Corp.	197,300	9,924,190
Illinois Tool Works, Inc.	627,500	29,618,000
Ingersoll-Rand Co., Ltd. "A"	828,500	32,319,785
		71,861,975
Road & Rail 1.2%
Burlington Northern Santa Fe Corp.	310,000	23,299,600
Information Technology 9.4%
Communications Equipment 2.4%
Cisco Systems, Inc.*	935,800	25,154,304
Nokia Oyj (ADR)	1,068,500	21,605,070
		46,759,374
Computers & Peripherals 1.0%
Hewlett-Packard Co.	502,663	19,835,082
Semiconductors & Semiconductor Equipment 4.1%
Applied Materials, Inc.	1,062,000	19,094,760
Intel Corp.	1,923,100	41,058,185
Texas Instruments, Inc.	634,200	18,740,610
		78,893,555
Software 1.9%
Symantec Corp.*	1,720,100	36,466,120
Materials 4.5%
Chemicals 2.9%
Dow Chemical Co.	702,600	28,111,026
E.I. du Pont de Nemours & Co.	576,300	27,045,759
		55,156,785
Containers & Packaging 1.6%
Sonoco Products Co.	852,500	31,533,975
Telecommunication Services 4.0%
Diversified Telecommunication Services
AT&T, Inc.	975,400	33,075,814
Verizon Communications, Inc.	1,260,500	44,041,870
		77,117,684
Utilities 1.3%
Electric Utilities
FPL Group, Inc.	468,500	24,971,050
Total Common Stocks (Cost $1,503,417,850)		1,875,510,527

Cash Equivalents 4.6%
Cash Management QP Trust, 5.33% (a) (Cost $88,395,921)	88,395,921	88,395,921
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,591,813,771)+	101.9	1,963,906,448
Other Assets and Liabilities, Net	(1.9)	(36,425,690)
Net Assets	100.0	1,927,480,758

* Non-income producing security.

+ The cost for federal income tax purposes was $1,593,837,351. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $370,069,097. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $376,815,137 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,746,040.

(a) Cash Management QP Trust, an affiliate fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006
Assets
Investments: Investments in securities, at value (cost $1,503,417,850)	$ 1,875,510,527
Investment in Cash Management QP Trust (cost $88,395,921)	88,395,921
Total investments in securities, at value (cost $1,591,813,771)	1,963,906,448
Cash	9,789
Receivable for investments sold	7,966,147
Dividends receivable	5,147,118
Interest receivable	360,937
Receivable for Fund shares sold	173,626
Other assets	43,656
Total assets	1,977,607,721
Liabilities
Payable for investments purchased	46,626,932
Payable for Fund shares redeemed	1,130,418
Accrued management fee	811,003
Other accrued expenses and payables	1,558,610
Total liabilities	50,126,963
Net assets, at value	$ 1,927,480,758
Net Assets
Net assets consist of: Undistributed net investment income	12,479,776
Net unrealized appreciation (depreciation) on investments	372,092,677
Accumulated net realized gain (loss)	167,256,722
Paid-in capital	1,375,651,583
Net assets, at value	$ 1,927,480,758

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($363,334,754 ÷ 14,892,591 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 24.40
Maximum offering price per share (100 ÷ 94.25 of $24.40)	$ 25.89

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,447,460 ÷ 1,534,375 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 24.41

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($35,516,764 ÷ 1,455,355 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 24.40
Class S Net Asset Value, offering and redemption price(a) per share ($1,438,058,751 ÷ 58,928,904 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 24.40
Institutional Class Net Asset Value, offering and redemption price(a) per share ($53,123,029 ÷ 2,173,786 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 24.44

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $226,635)	$ 44,632,967
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	112,745
Interest — Cash Management QP Trust	4,015,235
Other income*	2,794,468
Total Income	51,555,415
Expenses: Management fee	10,046,511
Distribution service fees	1,630,921
Services to shareholders	3,367,484
Custodian fee	75,409
Auditing	63,875
Legal	50,122
Directors' fees and expenses	54,830
Reports to shareholders	149,814
Registration fees	249,494
Other	89,471
Total expenses before expense reductions	15,777,931
Expense reductions	(102,528)
Total expenses after expense reductions	15,675,403
Net investment income (loss)	35,880,012
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	178,272,042
Net unrealized appreciation (depreciation) during the period on investments	41,847,932
Net gain (loss) on investment transactions	220,119,974
Net increase (decrease) in net assets resulting from operations	$ 255,999,986

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 35,880,012	$ 34,706,759
Net realized gain (loss) on investment transactions	178,272,042	122,777,430
Net unrealized appreciation (depreciation) during the period on investment transactions	41,847,932	(69,596,065)
Net increase (decrease) in net assets resulting from operations	255,999,986	87,888,124
Distributions to shareholders from: Net investment income: Class A	(5,114,077)	(6,205,433)
Class B	(250,158)	(501,639)
Class C	(263,131)	(430,546)
Class R	(14,247)	(11,260)
Class AARP	(336,442)	(375,040)
Class S	(25,755,848)	(19,207,646)
Institutional Class	(843,692)	(408,880)
Net realized gains: Class A	(18,159,055)	—
Class B	(2,280,675)	—
Class C	(2,025,938)	—
Class R	(59,282)	—
Class AARP	(1,358,100)	—
Class S	(73,281,123)	—
Institutional Class	(2,051,096)	—
Fund share transactions: Proceeds from shares sold	157,429,391	207,188,481
Net assets acquired in tax-free reorganization	—	1,772,926,539
Reinvestment of distributions	120,229,548	23,984,692
Cost of shares redeemed	(477,279,242)	(441,471,196)
Redemption fees	9,235	2,310
Net increase (decrease) in net assets from Fund share transactions	(199,611,068)	1,562,630,826
Increase (decrease) in net assets	(75,403,946)	1,623,378,506
Net assets at beginning of period	2,002,884,704	379,506,198
Net assets at end of period (including undistributed net investment income of $12,479,776 and $9,177,360, respectively)	$ 1,927,480,758	$ 2,002,884,704

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.87	$ 22.15	$ 19.93	$ 17.09	$ 19.05
Income (loss) from investment operations: Net investment income (loss)[a]	.38[d]	.34	.30	.25	.23
Net realized and unrealized gain (loss) on investment transactions	2.63	.79	2.16	2.81	(1.98)
Total from investment operations	3.01	1.13	2.46	3.06	(1.75)
Less distributions from: Net investment income	(.33)	(.41)	(.24)	(.22)	(.21)
Net realized gain on investment transactions	(1.15)	—	—	—	—
Total distributions	(1.48)	(.41)	(.24)	(.22)	(.21)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.40	$ 22.87	$ 22.15	$ 19.93	$ 17.09
Total Return (%)[b]	13.98[d]	5.21[c]	12.34[c]	18.16[c]	(9.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	363	364	283	152	127
Ratio of expenses before expense reductions (%)	1.02	1.06	1.32	1.30	1.30
Ratio of expenses after expense reductions (%)	1.02	1.05	1.21	1.29	1.30
Ratio of net investment income (loss) (%)	1.65[d]	1.52	1.39	1.41	1.26
Portfolio turnover rate (%)	76	56	39	69	83

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Amount is less than $.005.

Class B Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 22.14	$ 19.91	$ 17.07	$ 19.03
Income (loss) from investment operations: Net investment income (loss)[a]	.18[d]	.14	.14	.11	.08
Net realized and unrealized gain (loss) on investment transactions	2.64	.82	2.15	2.81	(1.98)
Total from investment operations	2.82	.96	2.29	2.92	(1.90)
Less distributions from: Net investment income	(.14)	(.22)	(.06)	(.08)	(.06)
Net realized gain on investment transactions	(1.15)	—	—	—	—
Total distributions	(1.29)	(.22)	(.06)	(.08)	(.06)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.41	$ 22.88	$ 22.14	$ 19.91	$ 17.07
Total Return (%)[b]	13.04[d]	4.30[c]	11.51[c]	17.20[c]	(10.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	48	50	50	49
Ratio of expenses before expense reductions (%)	1.89	1.98	2.21	2.16	2.12
Ratio of expenses after expense reductions (%)	1.89	1.90	1.96	2.11	2.12
Ratio of net investment income (loss) (%)	.78[d]	.67	.64	.59	.44
Portfolio turnover rate (%)	76	56	39	69	83

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

* Amount is less than $.005.

Class C Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.86	$ 22.13	$ 19.91	$ 17.07	$ 19.02
Income (loss) from investment operations: Net investment income (loss)[a]	.21[d]	.17	.14	.11	.09
Net realized and unrealized gain (loss) on investment transactions	2.64	.79	2.15	2.82	(1.98)
Total from investment operations	2.85	.96	2.29	2.93	(1.89)
Less distributions from: Net investment income	(.16)	(.23)	(.07)	(.09)	(.06)
Net realized gain on investment transactions	(1.15)	—	—	—	—
Total distributions	(1.31)	(.23)	(.07)	(.09)	(.06)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.40	$ 22.86	$ 22.13	$ 19.91	$ 17.07
Total Return (%)[b]	13.16[d]	4.38	11.51[c]	17.23[c]	(9.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	42	38	21	12
Ratio of expenses before expense reductions (%)	1.75	1.81	2.08	2.09	2.09
Ratio of expenses after expense reductions (%)	1.75	1.81	1.96	2.07	2.09
Ratio of net investment income (loss) (%)	.93[d]	.76	.64	.63	.47
Portfolio turnover rate (%)	76	56	39	69	83

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

* Amount is less than $.005.

Class S Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[b]	.45[c]	.40
Net realized and unrealized gain (loss) on investment transactions	2.63	.55
Total from investment operations	3.08	.95
Less distributions from: Net investment income	(.41)	(.28)
Net realized gain on investment transactions	(1.15)	—
Total distributions	(1.56)	(.28)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 24.40	$ 22.88
Total Return (%)	14.33[c]	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,438	1,483
Ratio of expenses before expense reductions (%)	.71	.68*
Ratio of expenses after expense reductions (%)	.71	.68*
Ratio of net investment income (loss) (%)	1.96[c]	1.89*
Portfolio turnover rate (%)	.76	56

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.91	$ 22.19	$ 19.98	$ 17.13	$ 19.10
Income (loss) from investment operations: Net investment income (loss)[a]	.46[c]	.42	.37	.32	.31
Net realized and unrealized gain (loss) on investment transactions	2.64	.79	2.17	2.83	(1.99)
Total from investment operations	3.10	1.21	2.54	3.15	(1.68)
Less distributions from: Net investment income	(.42)	(.49)	(.33)	(.30)	(.29)
Net realized gain on investment transactions	(1.15)	—	—	—	—
Total distributions	(1.57)	(.49)	(.33)	(.30)	(.29)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.44	$ 22.91	$ 22.19	$ 19.98	$ 17.13
Total Return (%)	14.45[b,c]	5.64[b]	12.65[b]	18.73	(8.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	35	8	13	8
Ratio of expenses before expense reductions (%)	.66	.68	.94	.87	.85
Ratio of expenses after expense reductions (%)	.64	.66	.86	.87	.85
Ratio of net investment income (loss) (%)	2.03[c]	1.91	1.74	1.83	1.71
Portfolio turnover rate (%)	76	56	39	69	83

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Large Cap Value Fund (formerly Scudder Large Cap Value Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006, and Class R shares were converted into Class A shares on November 17, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of borrower rebates and fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 47,223,476
Undistributed net long-term capital gains	$ 134,540,492
Net unrealized appreciation (depreciation) on investments	$ 370,069,097

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2006	2005
Distributions from ordinary income*	$ 32,577,595	$ 27,140,444
Distributions from long-term capital gains	$ 99,215,269	—-

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,412,893,635 and $1,626,426,007, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $1.5 billion of the Fund's average daily net assets	.525%
Next $500 million of such net assets	.500%
Next $1 billion of such net assets	.475%
Next $1 billion of such net assets	.450%
Next $1 billion of such net assets	.425%
Over $5 billion of such net assets	.400%

Accordingly, for the year ended November 30, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

For the period December 1, 2005 through March 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class at the following rates:

Class A	.90%
Class B	.90%
Class C	.90%
Class S	.80%
Institutional Class	.65%

In addition, for the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.80%
Institutional Class	.65%

Service Provider Fees. State Street Bank and Trust Company is the Fund's transfer agent. Pursuant to a services agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, R (through November 17, 2006) and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 519,510	$ 1,177	$ 143,848
Class B	119,870	—	35,273
Class C	53,905	—	15,442
Class R	2,666	24	—
Class AARP	47,095	—	—
Class S	1,516,017	—	411,375
Institutional Class	40,350	12,090	—
	$ 2,299,413	$ 13,291	$ 605,938

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares (through November 17, 2006) and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 308,203	$ 23,133
Class C	278,134	21,440
Class R	3,233	—
	$ 589,570	$ 44,573

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R (through November 17, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annual Effective Rate
Class A	$ 847,249	$ 96,363.24%
Class B	100,600	9,668.24%
Class C	90,523	9,630.24%
Class R	2,979	—	.23%
	$ 1,041,351	$ 115,661

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2006 aggregated $19,209.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2006 the CDSC for Class B and C shares aggregated $102,997 and $3,890, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2006, DWS-SDI received an aggregate CDSC of $7 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,672, of which $6,600 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Expense Reductions

For the year ended November 30, 2006, the Advisor agreed to reimburse the Fund $21,433, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2006, the Fund's custodian fees were reduced by $295 and $67,509, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,327,001	$ 75,733,382	4,737,263	$ 105,905,280
Class B	113,207	2,583,943	231,628	5,175,842
Class C	218,555	4,993,785	349,364	7,805,982
Class R***	26,464	603,759	31,572	700,957
Class AARP***	68,291	1,546,298	193,744**	4,336,321**
Class S	2,614,247	59,422,923	3,220,428**	71,868,201**
Institutional Class	549,137	12,545,301	505,372	11,395,898
		$ 157,429,391		$ 207,188,481
Shares issued in tax-free reorganization*
Class A	—	$ —	3,903,385	$ 86,693,237
Class B	—	—	837,357	18,631,445
Class C	—	—	499,057	11,098,912
Class AARP***	—	—	1,554,184	34,517,886
Class S	—	—	72,194,140	1,603,419,636
Institutional Class	—	—	835,154	18,565,423
		$ —		$ 1,772,926,539
Shares issued to shareholders in reinvestment of dividends
Class A	986,277	$ 21,721,962	232,538	$ 5,186,578
Class B	107,416	2,363,227	20,690	463,313
Class C	84,493	1,858,852	15,588	348,680
Class R***	3,330	73,529	504	11,260
Class AARP***	73,592	1,611,325	16,211**	359,873**
Class S	4,069,899	89,722,768	774,711**	17,207,434**
Institutional Class	130,198	2,877,885	18,283	407,554
		$ 120,229,548		$ 23,984,692
Shares redeemed
Class A	(5,418,233)	$ (122,792,269)	(5,721,802)	$ (127,233,784)
Class B	(769,149)	(17,562,638)	(1,286,969)	(28,774,124)
Class C	(682,824)	(15,540,692)	(729,662)	(16,297,641)
Class R***	(8,229)	(185,401)	(13,540)	(298,612)
Class AARP***	(280,790)	(6,307,630)	(479,037)**	(10,679,210)**
Class S	(13,710,670)	(313,648,898)	(11,379,420)**	(254,553,180)**
Institutional Class	(53,558)	(1,241,714)	(161,092)	(3,634,645)
		$ (477,279,242)		$ (441,471,196)
Shares converted***
Class A	69,573	$ 1,694,822	—	$ —
Class R***	(69,419)	(1,694,822)	—	—
Class AARP***	(1,146,195)	(25,156,597)	—	—
Class S	1,145,569	25,156,597	—	—
		$ —		$ —
Redemption fees		$ 9,235		$ 2,310
Net increase (decrease)
Class A	(1,035,382)	$ (23,639,396)	3,151,384	$ 70,551,735
Class B	(548,526)	(12,614,034)	(197,294)	(4,503,458)
Class C	(379,776)	(8,687,678)	134,347	2,955,984
Class R***	(47,854)	(1,202,935)	18,536	413,606
Class AARP***	(1,285,102)	(28,306,304)	1,285,102**	28,534,907**
Class S	(5,880,955)	(139,342,193)	64,809,859**	1,437,943,792**
Institutional Class	625,777	14,181,472	1,197,717	26,734,260
		$ (199,611,068)		$ 1,562,630,826

* On December 17, 2004, the Scudder Large Company Value Fund was acquired by the Fund through a tax-free reorganization.

** For the period from December 20, 2004 (commencement of operations of Class AARP and S shares) to November 30, 2005.

*** On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund and Class R shares of the Fund into the Class A shares of the Fund. These conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in November 2006, the Fund received $2,794,468 from the Advisor for its settlement portion, which is equivalent to $0.033 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Large Company Value Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 3,491,791 Class A shares, 750,139 Class B shares, 446,641 Class C shares, 1,392,434 Class AARP shares, 64,717,528 Class S shares and 749,787 Institutional Class shares of Scudder Large Company Value Fund, outstanding on December 17, 2004 for 3,903,385 Class A shares, 837,357 Class B shares, 499,057 Class C shares, 1,554,184 Class AARP shares, 72,194,140 Class S shares and 835,154 Institutional Class shares of Scudder Large Cap Value Fund, respectively. Scudder Large Company Value Fund's net assets at that date, $1,772,926,539, including $355,242,207 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $385,243,107. The combined net assets of the Fund immediately following the acquisition were $2,158,169,646.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Large Cap Value Fund (formerly Scudder Large Cap Value Fund) (the "Fund"), one of a series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the "Corporation"), including the investment portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2007

Tax Information (Unaudited)

The Fund paid distributions of $1.15 per share from net long-term capital gains during its year ended November 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $155,361,510 as capital gain dividends for its year ended November 30, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2006 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $52,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Large Cap Value Fund (the "Fund") was held on June 28, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the Class AARP shareholders (the resulting votes are presented below).

I. Approval of a Plan of Reclassification to reclassify:

(a) All of the Fund's Class AARP shares as Class S shares

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
671,146.398	51,214.996	25,710.008	0.000

The Meeting was reconvened on August 10, 2006, at which time the following matter was voted upon by the Class R shareholders (the resulting votes are presented below):

I. Approval of a Plan of Reclassification to reclassify:

(b) All of the Fund's Class R shares as Class A shares

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
30,607.336	2,086.606	524.587	0.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious Advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board, which included the effect of expense caps for Class B, Institutional Class and Class R shares that expire on April 1, 2008, showed that the Fund's management fee rate was at the 20th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 31st percentile for Class A shares, the 42nd percentile for Class B shares, the 29th percentile for Class C shares, the 36th percentile for Institutional Class shares, the 78th percentile for Class R shares, and the 7th percentile for Class S shares. The Board noted that Class R shares will be consolidated into Class A shares, which is expected to occur by the end of the year. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses through March 31, 2008.

In light of the expense rankings, the Board recommended a cap on total expenses for Class R shares of 1.346% through the earlier of the consolidation of Class R into Class A or September 30, 2007. On the basis of the information provided, the Board concluded that management fees, coupled with the expense caps currently in place and as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included five breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
Paul K. Freeman[2] (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Officers[3]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[4], Deutsche Asset Management	n/a
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[6] (1962) Secretary, 2001-present	Director[4], Deutsche Asset Management	n/a
Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger5, (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[6] (1962) Assistant Secretary, 1998-present	Managing Director[4], Deutsche Asset Management	n/a
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management	n/a
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 Appointed Chairman of the Board, effective January 1, 2007.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-705
Fund Number	086	286	386	1486
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDCSX
Fund Number	2312

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, November 30, 2006, DWS Large Cap Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS LARGE CAP VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$54,762	$0	$7,468	$0
2005	$55,227	$0	$7,531	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$7,468	$316,254	$948,620	$1,272,342
2005	$7,531	$70,570	$40,586	$118,687

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007